Bank borrowings	12 Months Ended
Sep. 30, 2025
Debt Disclosure [Abstract]
Bank borrowings

Note 8. Bank borrowings

Components of bank borrowings are as follows as of September 30:

	Note	Interest rate	2024	2025	2025
			HK$	HK$	US$
Bank of China (Hong Kong) – Loan 1	(1)	3.625%	9,000,000	8,264,704	1,061,908
Bank of China (Hong Kong) – Loan 2	(2)	5.000%	3,267,161	478,121	61,432
Total			12,267,161	8,742,825	1,123,340

(1) On November 29, 2023, our Operating Subsidiary borrowed HK$9,000,000 (approximately US$1,158,328) as working capital for 120 months at an annual interest rate of 3.625% under the loan agreement with Bank of China (Hong Kong). The loan was secured by personal guarantees from the directors of Here We Seoul Limited and under the SME Financing Guarantee Scheme guaranteed by The HKMC Insurance Limited. The outstanding balance of the bank loan is classified as current liability as the bank has sole discretion to request a full redemption at any time.

(2) On November 29, 2022, our Operating Subsidiary borrowed HK$8,000,000 (approximately US$1,029,625) as working capital for 36 months at an annual interest rate of 5% under the loan agreement with Bank of China (Hong Kong). The loan was secured by personal guarantees from the directors of Here We Seoul Limited and under the SME Financing Guarantee Scheme guaranteed by The HKMC Insurance Limited. The outstanding balance of the bank loan is classified as current liability as the bank has sole discretion to request a full redemption at any time.

Interest expenses pertaining to the above bank borrowings for the years ended September 30, 2025 and September 30, 2024 amounted to HK$365,946 (approximately US$46,942) and HK$503,145 (approximately US$64,391), respectively.

As of the date of this report, a total of HK$3,524,336 (approximately US$452,087) of the bank borrowings as at September 30, 2025 has been repaid.